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                                                                   EXHIBIT 23.3



         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-1 filed pursuant to Rule 462(b) under the Securities Act of 1933, of our reports dated March 11, 1998, included in the Company's previously filed registration statement No. 333-43111.


                                                /s/ ARTHUR ANDERSEN LLP

                                                    ARTHUR ANDERSEN LLP

Orange County, California
March 27, 1998